Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 26. Subsequent events

The Group evaluated subsequent events and transactions that occurred after the balance sheet date up to April 28, 2025, the date the financial statements were available to be issued.

On January 2, 2025, the Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement with certain institutional investors for aggregate gross proceeds of US$12.0 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. These investors agreed to subscribe to and purchase 3,680,982 shares, at a conversion price of US$3.26 per share.

On January 7, 2025, the Company entered into a private placement transaction (the “Private Placement”), pursuant to a Warrant Agreement with certain institutional investors for aggregate proceeds of US$2.875 million, before expenses payable by the Company in connection with the Private Placement. This investor agreed to subscribe to and purchase 1,144,337 shares, at a conversion average price of US$2.51 per share.

On January 8, 2025, the Company received a letter from Nasdaq notifying the Company that based on the filing of the 2023 Annual Report, Nasdaq has determined that the Company complies with Nasdaq Listing Rule 5250(c)(1) and the hearing has been canceled. Accordingly, the matter has been closed.

On January 9, 2025, the Company received a notice from Nasdaq indicating that the Company is not currently in compliance with Nasdaq’s Listing Rule 5250(c)(2) due to the Company’s failure to file an interim balance sheet and income statement as of and for its second quarter ended June 30, 2024 (the “Interim Financials”) on Form 6-K with the Commission. Pursuant to Nasdaq Listing Rule 5250(c)(2), the Company was required to file its Interim Financials no later than six months following the end of its second quarter ended June 30, 2024, or December 31, 2024. The Company has not yet filed the required Interim Financials. This notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s ordinary shares and warrants. Nasdaq has provided the Company with 60 calendar days, until March 10, 2025, to submit a plan to regain compliance. On February 4, 2025, Nuvini filed a Form 6-K containing an interim balance sheet and income statement as of the end of its second quarter of 2024.

In addition, Nuvini received a notification letter (the “Bid Price Notice”) dated November 1, 2024, from the Listing Qualifications Department of the Nasdaq notifying Nuvini that the minimum bid price per share of its ordinary shares was below US$1.00 for a period of 30 consecutive business days and that the Company did not meet the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of one hundred eighty (180) calendar days from the Bid Price Notice, or until April 30, 2025 (the “Compliance Period”), to regain compliance with Nasdaq’s Minimum Bid Price Requirement. If at any time during the Compliance Period, the closing bid price per share of the Company’s ordinary shares is at least US$1.00 for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.

On February 28, 2025, the Board of Directors (“Board”) of Nvni Group Limited, resolved by way unanimous written resolutions of the Directors (the “Written Resolution”) to convene an extraordinary general meeting of the Company (the “EGM”) for the purposes of requesting the members of the Company to pass certain resolutions, including, amongst other matters the following:

(i)	an ordinary resolution that the authorized share capital of the Company be amended and increased from US$5,000 divided into 500,000,000 Ordinary Shares of a par value of US$0.00001 each to US$5,005 divided into 500,000,000 Ordinary Shares of a par value of US$0.00001 each and 500,000 Class FF Shares by the creation of 500,000 Class FF Shares of a par value of US$0.00001 each, with the rights and subject to the restrictions set out in the Amended Articles;

(ii)	a special resolution that the existing memorandum and articles of association of the Company be amended and restated in their entirety and be replaced by the form of amended and restated memorandum and articles of association; and

(iii)	a special resolution that the Company effectuate a reverse share split of: (i) the authorized and issued and outstanding shares; and (ii) the authorized and unissued shares, in the capital of the Company, par value US$0.00001 per share, in a ratio of any whole number in the range of 2-to-1 up to 250-to-1 with such ratio to be determined in the discretion of the Directors (the Subdivision”), effective upon the Directors determining the ratio and resolving to approve the Subdivision.

On March 21, 2025, the Company announced the voting results of the EGM, held on March 20, 2025, in which the Shareholders passed all of the above matters.

On March 27, 2025, the Company issued a total of 500,000 Class FF shares, par value US$0.00001 per share, with each class FF share having 1,000 votes. Pierre Schurmann, Chief Executive Office of the Company, was issued 350,000 Class FF Shares for a total subscription price of US$3.50. Luiz Busnello, Chief Financial Officer of the Company, was issued 150,000 Class FF Shares for a total subscription price of US$1.50.

On March 18, 2025, the Company entered into a term sheet for the acquisition of Munddi Soluções em Tecnologia Ltda. – ME, an online platform that connects brands with consumers, suppliers, and retail chains based in São Paulo, Brazil. The transaction is expected to close in approximately 60 days, subject to the execution of the relevant definitive transaction documents and the satisfaction of applicable conditions precedent. The acquisition is expected to result in a cash outlay of approximately R$1.4 million, or 2x gross revenue for fiscal year 2024, payable in twenty-four equal installments.